Exhibit 99.1

Assured Guaranty Ltd.

Financial Supplement

Fourth Quarter 2005

December 31, 2005

Table of Contents	Page
Assured Guaranty Ltd.
Selected Financial Highlights	1
Consolidated GAAP Income Statements	2
Consolidated GAAP Balance Sheets	3
Segment Consolidation	4-5
Financial Guaranty Direct Segment	6-7
Financial Guaranty Reinsurance Segment	8-9
Mortgage Guaranty Segment	10
Other Segment	11
Loss and LAE Reserves	12
Investment Portfolio	13
Financial Guaranty Profile	14-16
Non-Investment Grade Exposures	17
Closely Monitored Credits	18
Largest Exposures by Sector	19-20
Consolidated Capital and Claims Paying Resources	21
Summary Financial and Statistical Data	22

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2005, June 30, 2005 and September 30, 2005 and our 10-K for the year ended December 31, 2004.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward-looking statements, including its statements regarding PVP and present value of estimated future installment premiums, could be affected by a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, governmental actions, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, and changes in general economic conditions, as well as management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions except per share amounts)

	Quarter Ended		% Change	Year Ended		% Change
	December 31,		versus	December 31,		versus
	2005	2004	4Q-04	2005	2004	YTD 2004
Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP) (a)	$83.9	$82.2	2%	$286.3	$289.6	-1%
Less: Installment premium PVP	57.2	52.4	9%	183.6	164.1	12%
Upfront financial guaranty & mortgage guaranty GWP	26.7	29.8	-10%	102.7	125.5	-18%
Less: Upfront premium due to novations	—	—	—	18.4	—	NMF
Plus: Installment GWP	30.9	32.2	-4%	135.6	140.0	-3%
Financial guaranty & mortgage guaranty GWP	57.6	62.0	-7%	219.9	265.5	-17%
Plus: Other segment GWP	0.4	3.8	-89%	32.2	(74.6)	NMF
Total GWP	$58.0	$65.8	-12%	$252.1	$190.9	32%

Net income	$38.2	$48.3	-21%	$188.4	$182.8	3%
Less: After-tax realized (losses) gains on investments	(1.0)	0.6	NMF	1.8	7.7	-77%
Less: After-tax unrealized gains (losses) on derivatives	4.6	11.8	-61%	(3.3)	34.0	NMF
Operating income (b)	$34.6	$35.9	-4%	$190.0	$141.1	35%

Book value	$1,661.5	$1,527.6	9%
Plus: Net unearned premium reserve less DAC, after-tax (1)	283.5	246.4	15%
Plus: Net present value of installment premiums in-force, after-tax	327.3	297.1	10%
Adjusted book value (c) (2)	$2,272.3	$2,071.1	10%

ROE, excluding AOCI	9.6%	13.5%		12.3%	13.0%
Less: After-tax realized (losses) gains on investments	-0.3%	0.2%		0.1%	0.6%
Less: After-tax unrealized gains (losses) on derivatives	1.2%	3.3%		-0.2%	2.4%
Operating ROE, excluding AOCI (b)	8.7%	10.0%		12.4%	10.1%

Per diluted share:
Net income	$0.51	$0.64	-20%	$2.53	$2.44	4%
Less: After-tax realized (losses) gains on investments	(0.01)	0.01	NMF	0.02	0.10	-80%
Less: After-tax unrealized gains (losses) on derivatives	0.06	0.16	-63%	(0.04)	0.45	NMF
Operating income (b)	$0.46	$0.48	-4%	$2.55	$1.88	36%

Book value	$22.22	$20.19	10%
Plus: Net unearned premium reserve less DAC, after-tax (1)	3.79	3.26	16%
Plus: Net present value of installment premiums in-force, after-tax	4.38	3.93	11%
Adjusted book value (c) (2)	$30.39	$27.38	11%

Additional information:
Shares outstanding at the end of period	74.8	75.7	-1%	74.8	75.7	-1%
Weighted average basic shares outstanding	73.8	74.9	-1%	74.0	75.0	-1%
Weighted average diluted shares outstanding	74.5	75.0	-1%	74.5	75.0	-1%

Consolidated net debt service outstanding	$145,694	$136,120	7%
Consolidated net par outstanding	102,465	95,592	7%
Consolidated claims-paying resources	3,065	2,645	16%

(1) Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax

(2) In the fourth quarter of 2005, the Company amended the adjusted book value calculation to include the portion of deferred acquisition costs related to operating expenses.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(in millions, except per share amounts)

	Quarter Ended		% Change	Year Ended		% Change
	December 31,		Versus	December 31,		versus
	2005	2004	4Q-04	2005	2004	YTD 2004

Revenues
Gross written premiums	$58.0	$65.8	-12%	$252.1	$190.9	32%

Net written premiums	57.5	61.4	-6%	217.3	79.6	173%

Net earned premiums	47.8	57.1	-16%	198.7	187.9	6%

Net investment income	25.7	23.7	8%	96.8	94.8	2%
Other income	—	0.3	-100%	0.2	0.8	-75%
Total revenues	$73.5	$81.1	-9%	$295.7	$283.5	4%

Expenses
Loss and loss adjustment expenses	(0.2)	0.2	NMF	(69.6)	(32.0)	118%
Profit commission expense	6.5	4.2	55%	12.9	15.5	-17%
Acquisition costs	10.4	15.1	-31%	45.3	50.9	-11%
Other operating expenses	15.1	14.5	4%	59.0	67.8	-13%
Other expenses	4.0	3.4	18%	17.3	12.3	41%
Total expenses	$35.7	$37.4	-5%	$64.9	$114.6	-43%

Income before provision for income taxes	37.8	43.7	-14%	230.8	168.9	37%

Total provision for income taxes	3.2	7.8	-59%	40.8	27.8	47%

Operating income (b)	$34.6	$35.9	-4%	$190.0	$141.1	35%

After-tax net realized (losses) gains on investments	(1.0)	0.6	NMF	1.8	7.7	-77%
After-tax unrealized gains (losses) on derivative instruments	4.6	11.8	-61%	(3.3)	34.0	NMF

Net income	$38.2	$48.3	-21%	$188.4	$182.8	3%

Per diluted share
Operating income (b)	$0.46	$0.48	-4%	$2.55	$1.88	36%
After-tax net realized (losses) gains on investments	(0.01)	0.01	NMF	0.02	0.10	-80%
After-tax unrealized gains (losses) on derivative instruments	0.06	0.16	-63%	(0.04)	0.45	NMF
Net income	$0.51	$0.64	-20%	$2.53	$2.44	4%

Weighted average shares outstanding (in millions)
Basic shares outstanding	73.8	74.9	-1%	74.0	75.0	-1%
Plus: effect of options	0.4	—	NMF	0.2	—	NMF
Plus: effect of restricted stock	0.3	0.1	200%	0.3	—	NMF
Diluted shares outstanding	74.5	75.0	-1%	74.5	75.0	-1%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Some amounts may not foot due to rounding.

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	December 31,	December 31,
	2005	2004

Assets
Fixed maturity securities, at fair value	$2,134.0	$1,965.1
Short-term investments, at cost which approximates fair value	115.8	175.8
Total investments	2,249.8	2,140.9

Cash and cash equivalents	6.2	17.0
Accrued investment income	22.7	21.9
Deferred acquisition costs	193.4	186.4
Prepaid reinsurance premiums	12.5	15.2
Reinsurance recoverable on ceded losses	12.4	120.2
Premiums receivable	33.0	40.8
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	40.4	43.9
Current income taxes receivable	3.0	4.6
Other assets	17.7	17.7
Total assets	$2,676.5	$2,694.0

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$537.1	$521.3
Reserves for losses and loss adjustment expenses	121.2	226.5
Profit commissions payable	53.0	61.7
Reinsurance balances payable	3.7	25.1
Deferred income taxes	26.6	40.1
Funds held by Company under reinsurance contracts	19.2	50.8
Long-term debt	197.3	197.4
Other liabilities	56.7	43.7
Total liabilities	1,015.0	1,166.4

Shareholders’ equity
Common stock	0.7	0.8
Treasury stock	—	(7.9)
Additional paid-in capital	882.0	894.2
Unearned stock grant compensation	(14.8)	(6.7)
Retained earnings	747.7	568.3
Accumulated other comprehensive income	45.8	79.0
Total shareholders’ equity	1,661.5	1,527.6

Total liabilities and shareholders’ equity	$2,676.5	$2,694.0

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Quarter Ended December 31, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
Public finance	$10.6	$26.3	$—	$36.9		$36.9
Structured finance	35.3	11.7	—	47.0		47.0
Total PVP	$46.0	$37.9	$—	$83.9		$83.9

Income statement:
Gross written premiums	$26.6	$28.5	$2.7	$57.6	$0.4	$58.0
Net written premiums	26.3	28.5	2.7	57.5	—	57.5

Net earned premiums	19.8	23.5	4.6	47.8	—	47.8

Loss and loss adjustment expenses	(1.7)	5.6	(4.2)	(0.2)	—	(0.2)
Profit commission expense	—	1.4	5.1	6.5	—	6.5
Acquisition costs	1.6	8.3	0.4	10.4	—	10.4
Operating expenses	9.2	5.1	0.8	15.1	—	15.1
Total underwriting expenses	$9.2	$20.4	$2.2	$31.8	$—	$31.8

Underwriting gain	$10.6	$3.1	$2.4	$16.0	$—	$16.0

Loss and loss adjustment expense ratio	-8.6%	23.9%	-92.1%	-0.4%		-0.4%
Expense ratio	54.8%	63.1%	139.6%	67.0%		67.0%
Combined ratio	46.2%	87.0%	47.5%	66.6%		66.6%

	Quarter Ended December 31, 2004
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
Public finance	$5.7	$26.4	$—	$32.1		$32.1
Structured finance	33.9	9.3	6.9	50.1		50.1
Total PVP	$39.6	$35.7	$6.9	$82.2		$82.2

Income statement:
Gross written premiums	$21.3	$36.5	$4.2	$62.0	$3.8	$65.8
Net written premiums	20.9	36.3	4.2	61.4	—	61.4

Net earned premiums	15.5	36.5	5.2	57.1	—	57.1

Loss and loss adjustment expenses	1.0	1.6	(2.0)	0.6	(0.4)	0.2
Profit commission expense	—	0.9	3.5	4.2	—	4.2
Acquisition costs	1.6	13.0	0.6	15.1	—	15.1
Operating expenses	8.6	4.8	1.0	14.5	—	14.5
Total underwriting expenses	$11.3	$20.2	$3.2	$34.4	$(0.4)	$34.0

Underwriting gain	$4.2	$16.2	$2.0	$22.7	$0.4	$23.1

Loss and loss adjustment expense ratio	6.5%	4.4%	-37.8%	1.1%		0.3%
Expense ratio	66.3%	51.1%	98.5%	59.2%		59.2%
Combined ratio	72.8%	55.5%	60.7%	60.3%		59.5%

(1) Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Year Ended December 31, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total

Present value of financial guaranty gross written premiums (PVP): (a)
Public finance	$24.9	$91.3	$—	$116.2		$116.2
Structured finance	120.6	36.5	13.1	170.1		170.1
Total PVP	$145.5	$127.8	$13.1	$286.3		$286.3

Income statement:
Gross written premiums	$96.2	$98.0	$25.7	$219.9	$32.2	$252.1
Net written premiums	93.9	97.8	25.7	217.3	—	217.3

Net earned premiums	74.5	105.6	18.6	198.7	—	198.7

Loss and loss adjustment expenses	(2.2)	(61.3)	(3.7)	(67.2)	(2.4)	(69.6)
Profit commission expense	—	4.8	8.0	12.9	—	12.9
Acquisition costs	6.3	36.9	2.0	45.3	—	45.3
Operating expenses	36.9	19.5	2.7	59.0	—	59.0
Total underwriting expenses	$41.0	$(0.1)	$9.0	$50.0	$(2.4)	$47.6

Underwriting gain	$33.5	$105.7	$9.6	$148.7	$2.4	$151.1

Loss and loss adjustment expense ratio	-2.9%	-58.1%	-19.9%	-33.8%		-35.0%
Expense ratio	57.9%	58.0%	68.1%	58.9%		58.9%
Combined ratio	55.0%	-0.1%	48.2%	25.1%		23.9%

	Year Ended December 31, 2004
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
Public finance	$8.6	$137.3	$—	$145.9		$145.9
Structured finance	61.1	55.5	27.1	143.8		143.8
Total PVP	$69.7	$192.8	$27.1	$289.6		$289.6

Income statement:
Gross written premiums	$80.8	$160.3	$24.4	$265.5	$(74.6)	$190.9
Net written premiums	77.7	160.1	24.4	262.2	(182.5)	79.6

Net earned premiums	88.8	114.4	33.7	236.8	(48.9)	187.9

Loss and loss adjustment expenses	14.8	15.4	(11.9)	18.3	(50.3)	(32.0)
Profit commission expense	—	1.1	14.1	15.2	0.3	15.5
Acquisition costs	4.5	38.8	3.7	47.0	3.9	50.9
Operating expenses (2)	31.7	17.4	3.8	52.6	3.9	56.5
Total underwriting expenses	$51.0	$72.7	$9.7	$133.1	$(42.2)	$90.9

Underwriting gain (loss)	$37.7	$41.7	$24.0	$103.7	$(6.7)	$97.0

Loss and loss adjustment expense ratio	16.7%	13.5%	-35.2%	7.7%	102.8%	-17.0%
Expense ratio	40.8%	50.1%	64.1%	48.5%	-16.6%	65.4%
Combined ratio	57.5%	63.6%	28.9%	56.2%	86.2%	48.4%

(1) Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2) YTD 2004 excludes $11.3 million of operating expenses, related to accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	YTD 2004	YTD 2005
Present value of gross written premiums (PVP) (a)	$7.9	$14.4	$7.9	$39.6	$37.5	$22.7	$39.4	$46.0	$69.7	$145.5
Less: Present value of installment premiums (a)	7.9	14.4	7.9	33.9	35.8	17.6	33.0	38.7	64.0	125.1
Upfront gross written premiums (GWP)	—	—	—	5.7	1.7	5.1	6.3	7.3	5.7	20.3
Plus: Installment GWP	25.6	17.7	16.1	15.6	22.1	15.8	18.6	19.3	75.1	75.8
Financial guaranty direct GWP	$25.6	$17.7	$16.1	$21.3	$23.8	$20.9	$24.9	$26.6	$80.8	$96.2

Income statement:
Gross written premiums	$25.6	$17.7	$16.1	$21.3	$23.8	$20.9	$24.9	$26.6	$80.8	$96.2
Net written premiums	25.3	17.3	14.1	20.9	23.1	20.4	24.2	26.3	77.7	93.9

Net earned premiums:
Public finance	—	—	—	0.1	0.1	0.4	0.7	1.5	0.1	2.7
Structured finance	40.7	16.1	16.5	15.4	20.3	15.6	17.6	18.3	88.7	71.8
Total net earned premiums	40.7	16.1	16.5	15.5	20.4	16.0	18.3	19.8	88.8	74.5

Loss and loss adjustment expenses	13.4	1.6	(1.2)	1.0	(1.5)	5.0	(4.0)	(1.7)	14.8	(2.2)
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	1.4	0.1	1.4	1.6	1.5	1.6	1.6	1.6	4.5	6.3
Operating expenses (1)	5.5	9.1	8.5	8.6	9.4	8.4	9.9	9.2	31.7	36.9
Total expenses	$20.3	$10.8	$8.7	$11.3	$9.4	$15.0	$7.5	$9.2	$51.0	$41.0

Underwriting gain	$20.4	$5.3	$7.8	$4.2	$11.0	$1.1	$10.8	$10.6	$37.7	$33.5

Loss and loss adjustment expense ratio	32.9%	9.9%	-7.3%	6.5%	-7.1%	31.3%	-21.9%	-8.6%	16.7%	-2.9%
Expense ratio	17.0%	57.1%	59.8%	66.3%	53.1%	62.2%	62.9%	54.8%	40.8%	57.9%
Combined ratio	49.9%	67.0%	52.5%	72.8%	46.0%	93.5%	41.0%	46.2%	57.5%	55.0%

(1) 2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	YTD 2004	YTD 2005
PVP (a):
Public finance	$—	$2.9	$—	$5.7	$1.6	$6.3	$6.3	$10.6	$8.6	$24.9
Structured finance	7.9	11.4	7.9	33.9	35.9	16.4	33.0	35.3	61.1	120.6
Total	$7.9	$14.4	$7.9	$39.6	$37.5	$22.7	$39.4	$46.0	$69.7	$145.5

U.S.	$4.2	$11.1	$7.9	$34.6	$32.5	$21.2	$31.6	$27.5	$57.8	$112.9
International	3.7	3.2	—	5.0	4.9	1.5	7.7	18.4	11.9	32.6
Total	$7.9	$14.4	$7.9	$39.6	$37.5	$22.7	$39.4	$46.0	$69.7	$145.5

Par written:
Public finance	$—	$246	$508	$194	$77	$386	$224	$748	$948	$1,435
Structured finance	1,488	2,444	854	7,263	1,438	2,137	4,987	7,170	12,049	15,733
Total	$1,488	$2,691	$1,361	$7,457	$1,515	$2,524	$5,212	$7,918	$12,997	$17,169

U.S.	$1,435	$2,397	$854	$7,357	$1,250	$2,422	$4,859	$5,350	$12,043	$13,881
International	53	293	508	100	265	102	353	2,569	953	3,288
Total	$1,488	$2,691	$1,361	$7,457	$1,515	$2,524	$5,212	$7,918	$12,997	$17,169

Par outstanding:
Public finance	$2,112	$2,321	$2,852	$3,144	$3,146	$3,463	$3,647	$4,407	$3,144	$4,407
Structured finance	21,737	23,454	23,605	28,468	27,444	26,556	29,751	33,931	28,468	33,931
Total	$23,849	$25,775	$26,457	$31,612	$30,590	$30,019	$33,397	$38,338	$31,612	$38,338

Present value of installment premiums in force: (a)	$220.6	$219.7	$218.9	$231.0	$238.3	$216.4	$230.4	$249.6	$231.0	$249.6
Unearned premium reserve net of ceded reinsurance	16.0	17.1	14.7	20.3	23.0	27.0	33.2	39.6	20.3	39.6

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	YTD 2004	YTD 2005
Present value of gross written premiums (PVP) (a)	$78.1	$40.1	$38.9	$35.7	$32.1	$35.2	$22.5	$37.9	$192.8	$127.8
Less: Present value of installment premiums (a)	40.0	17.2	14.5	11.6	12.1	20.7	7.2	18.5	83.3	58.5
Upfront gross written premiums (GWP)	38.1	22.9	24.5	24.1	20.0	14.6	15.3	19.4	109.5	69.2
Less: Upfront premium due to novations (4)	—	—	—	—	—	18.4	—	—	—	18.4
Plus: Installment GWP (2)	14.3	12.9	11.1	12.4	14.0	12.0	12.0	9.1	50.8	47.2
Financial guaranty reinsurance GWP	$52.4	$35.8	$35.6	$36.5	$34.0	$8.2	$27.3	$28.5	$160.3	$98.0

Income statement:
Gross written premiums	$52.4	$35.8	$35.6	$36.5	$34.0	$8.2	$27.3	$28.5	$160.3	$98.0
Net written premiums	52.4	35.8	35.6	36.3	34.0	8.0	27.3	28.5	160.1	97.8

Net earned premiums:
Scheduled net earned premiums	17.5	21.1	26.7	31.5	21.6	23.6	27.2	21.3	97.0	93.5
Net earned premiums from refundings	2.9	4.4	5.2	5.0	1.4	3.6	4.8	2.2	17.4	12.1
Total net earned premiums	20.4	25.5	31.9	36.5	23.0	27.2	32.0	23.5	114.4	105.6

Loss and loss adjustment expenses	3.9	(0.9)	10.8	1.6	(7.1)	(64.1)	4.3	5.6	15.4	(61.3)
Profit commission expense	0.1	0.3	(0.2)	0.9	—	2.3	1.1	1.4	1.1	4.8
Acquisition costs	7.1	6.7	12.1	13.0	8.1	9.5	11.0	8.3	38.8	36.9
Operating expenses (3)	3.0	5.0	4.7	4.8	4.4	5.7	4.3	5.1	17.4	19.5
Total expenses	$14.1	$11.1	$27.4	$20.2	$5.4	$(46.6)	$20.7	$20.4	$72.7	$(0.1)

Underwriting gain	$6.3	$14.4	$4.5	$16.2	$17.6	$73.8	$11.3	$3.1	$41.7	$105.7

Loss and loss adjustment expense ratio	19.1%	-3.5%	33.9%	4.4%	-30.9%	-235.7%	13.3%	23.9%	13.5%	-58.1%
Expense ratio	50.0%	47.1%	51.9%	51.1%	54.3%	64.3%	51.4%	63.1%	50.1%	58.0%
Combined ratio	69.1%	43.6%	85.8%	55.5%	23.4%	-171.4%	64.7%	87.0%	63.6%	-0.1%

(1)  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2)  Installment gross written premiums includes the reclassification of certain deals originally recorded as installment that were discovered during 3Q-04 to be upfront premiums.  As a result, prior period amounts have been restated.  This reclass had an immaterial impact on our QTD and YTD results of operations and financial condition.

(3)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

(4) Relates to reassumption by FSA of approximately $820 million par value of healthcare related business.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	YTD 2004	YTD 2005
PVP (a):
Public finance	$45.8	$31.2	$33.9	$26.4	$29.0	$15.8	$20.2	$26.3	$137.3	$91.3
Structured finance	32.3	8.9	5.0	9.3	3.1	19.4	2.3	11.7	55.5	36.5
Total	$78.1	$40.1	$38.9	$35.7	$32.1	$35.2	$22.5	$37.9	$192.8	$127.8

Par written:
Public finance	$1,932	$1,590	$2,262	$1,443	$2,206	$287	$1,410	$1,852	$7,227	$5,755
Structured finance	1,154	629	507	861	1,718	704	240	734	3,151	3,396
Total	$3,086	$2,219	$2,769	$2,304	$3,924	$991	$1,650	$2,586	$10,378	$9,151

Par outstanding:
Public finance	$51,806	$52,061	$52,926	$51,324	$52,579	$51,039	$51,110	$51,279	$51,324	$51,279
Structured finance	13,935	13,514	13,084	12,656	13,225	13,809	12,812	12,848	12,656	12,848
Total	$65,741	$65,575	$66,010	$63,980	$65,804	$64,848	$63,922	$64,127	$63,980	$64,127

Present value of installment premiums in force (a)	$140.3	$147.2	$138.0	$138.9	$142.9	$152.3	$147.4	$156.1	$138.9	$156.1
Unearned premium reserve net of ceded reinsurance	436.4	441.0	444.2	443.8	454.8	435.6	430.9	436.0	443.8	436.0

(1)  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	YTD 2004	YTD 2005
Present value of gross written premiums (PVP) (a)	$19.2	$—	$1.1	$6.9	$13.1	$—	$—	$—	$27.1	$13.1
less: Present value of installment premiums (a)	8.9	—	1.1	6.9	—	—	—	—	16.9	—

Upfront gross written premiums (GWP)	10.3	—	—	—	13.1	—	—	—	10.3	13.1
plus: Installment GWP	3.7	0.9	5.3	4.2	6.3	1.9	1.7	2.7	14.1	12.6
Mortgage guaranty GWP	$14.0	$0.9	$5.3	$4.2	$19.4	$1.9	$1.7	$2.7	$24.4	$25.7

Income statement:
Gross written premiums	$14.0	$0.9	$5.3	$4.2	$19.4	$1.9	$1.7	$2.7	$24.4	$25.7
Net written premiums	14.0	0.9	5.3	4.2	19.4	1.9	1.7	2.7	24.4	25.7

Net earned premiums	8.4	15.0	5.1	5.2	4.6	5.1	4.3	4.6	33.7	18.6

Loss and loss adjustment expenses	(1.2)	(3.3)	(5.4)	(2.0)	0.2	—	0.3	(4.2)	(11.9)	(3.7)
Profit commission expense	5.0	4.3	1.3	3.5	1.0	1.0	0.9	5.1	14.1	8.0
Acquisition costs	0.9	1.7	0.5	0.6	0.5	0.6	0.4	0.4	3.7	2.0
Operating expenses (1)	0.6	1.1	1.0	1.0	0.7	0.4	0.8	0.8	3.8	2.7
Total expenses	$5.3	$3.8	$(2.6)	$3.2	$2.4	$2.0	$2.4	$2.2	$9.7	$9.0

Underwriting gain	$3.1	$11.2	$7.7	$2.0	$2.2	$3.1	$1.9	$2.4	$24.0	$9.6

Loss and loss adjustment expense ratio	-14.3%	-22.0%	-105.9%	-37.8%	4.3%	—	6.9%	-92.1%	-35.2%	-19.9%
Expense ratio	77.6%	47.5%	55.5%	98.5%	47.4%	39.6%	48.5%	139.6%	64.1%	68.1%
Combined ratio	63.3%	25.5%	-50.4%	60.7%	51.7%	39.6%	55.4%	47.5%	28.9%	48.2%

Risk in force	$2,201	$2,394	$2,437	$2,325	$2,582	$2,547	$2,389	$2,332	$2,325	$2,332
Risk written	237	—	136	271	419	—	—	—	643	419
Unearned premium reserve net of ceded reinsurance	57.6	43.5	43.7	42.7	57.5	54.2	51.5	49.7	42.7	49.7

(1)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	3Q-05	4Q-05	YTD 2004	YTD 2005
Income statement:
Gross written premiums	$(93.6)	$10.0	$5.2	$3.8	$0.9	$9.5	$21.6	$0.4	$(74.6)	$32.2
Net written premiums	(98.5)	(84.0)	—	—	—	—	—	—	(182.5)	—

Net earned premiums	17.2	(66.0)	—	—	—	—	—	—	(48.9)	—

Loss and loss adjustment expenses	7.5	(57.4)	—	(0.4)	(1.1)	—	(1.3)	—	(50.3)	(2.4)
Profit commission expense	0.4	0.2	—	—	—	—	—	—	0.3	—
Acquisition costs	3.6	—	—	—	—	—	—	—	3.9	—
Operating expenses (1)	3.5	—	—	—	—	—	—	—	3.9	—
Total expenses	$15.1	$(57.2)	$—	$(0.4)	$(1.1)	$—	$(1.3)	$—	$(42.2)	$(2.4)

Underwriting gain (loss)	$2.1	$(8.8)	$—	$0.4	$1.1	$—	$1.3	$—	$(6.7)	$2.4

Loss and loss adjustment expense ratio	43.6%	87.0%	—	—	—	—	—	—	102.8%	—
Expense ratio	44.0%	-0.3%	—	—	—	—	—	—	-16.6%	—
Combined ratio	87.6%	86.7%	—	—	—	—	—	—	86.2%	—

Net earned premiums:
Equity layer credit protection	$5.4	$—	$—	$—	$—	$—	$—	$—	$5.4	$—
Trade credit reinsurance	9.3	(34.6)	—	—	—	—	—	—	(25.3)	—
Title reinsurance	2.5	0.8	—	—	—	—	—	—	3.2	—
Auto residual value reinsurance	—	(32.2)	—	—	—	—	—	—	(32.2)	—
Total net earned premiums	$17.2	$(66.0)	$—	$—	$—	$—	$—	$—	$(48.9)	$—

Underwriting gain (loss): (1)
Equity layer credit protection	$2.5	$0.5	$—	$0.4	$1.1	$—	$1.3	$—	$3.1	$2.4
Trade credit reinsurance	1.4	(4.2)	—	—	—	—	—	—	(2.9)	—
Title reinsurance	0.7	0.3	—	—	—	—	—	—	1.0	—
Auto residual value reinsurance	(2.5)	(5.4)	—	—	—	—	—	—	(7.9)	—
Total underwriting gain (loss)	$2.1	$(8.8)	$—	$0.4	$1.1	$—	$1.3	$—	$(6.7)	$2.4

(1)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment, Type and by Segment and Type

(dollars in millions)

	As of	As of
	December 31,	December 31,
Reserves by segment:	2005	2004
Financial guaranty direct	$13.1	$19.9
Financial guaranty reinsurance	86.3	78.8
Mortgage guaranty	7.0	11.2
Other	14.8	116.6
Total	$121.2	$226.5

	As of	As of
	December 31,	December 31,
Reserves by type:	2005	2004
Case	$45.9	$53.5
IBNR	11.6	105.8
Portfolio	63.7	67.2
Total	$121.2	$226.5

	As of December 31, 2005
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
Reserves by segment and type:	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Case	$4.5	$33.8	$0.3	$38.6	$7.3	$45.9
IBNR	—	—	4.1	4.1	7.5	11.6
Portfolio	8.6	52.5	2.6	63.7	—	63.7
Total	$13.1	$86.3	$7.0	$106.4	$14.8	$121.2

	As of December 31, 2004
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
Reserves by segment and type:	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Case	$4.3	$29.1	$0.8	$34.2	$19.3	$53.5
IBNR	—	—	8.5	8.5	97.3	105.8
Portfolio	15.6	49.7	1.9	67.2	—	67.2
Total	$19.9	$78.8	$11.2	$109.9	$116.6	$226.5

Assured Guaranty Ltd.

Investment Portfolio

as of December 31, 2005

(dollars in millions)

		Pre-Tax		Annualized
	Amortized	Book		Investment
	Cost	Yield	Fair Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$174.5	4.3%	$177.3	$7.5
Agency obligations	158.2	5.4%	163.0	8.6
Foreign government securities	18.2	4.9%	18.4	0.9
Obligations of states and political subdivisions	309.7	4.8%	324.2	14.7
Insured obligations of state and political subdivisions	509.8	4.9%	540.5	24.9
Corporate securities	127.2	5.7%	132.3	7.3
Mortgage-backed securities:
Pass-thrus	567.3	5.1%	562.8	29.2
PACs	75.9	4.6%	74.8	3.5
Asset-backed securities	141.6	4.4%	140.7	6.2
Total fixed maturity securities available for sale	2,082.4	4.9%	2,134.0	102.8
Short-term investments	115.8	3.8%	115.8	4.4
Total investments	$2,198.2	4.9%	$2,249.8	$107.2

Ratings distribution(1):	Fair Value	%
Treasury and U.S. government obligations	$177.3	8.3%
Agency obligations	163.0	7.6%
AAA/Aaa	1,472.0	69.0%
AA/Aa	228.5	10.7%
A/A	93.2	4.4%
BBB/Baa	—	—
Total	$2,134.0	100.0%

Duration of investment portfolio (in years):		4.4

(1) Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Financial Guaranty Profile

(dollars in millions)

	Gross Par Written		As of December 31, 2005:
Sector	4Q 2005	4Q 2004	Net Par Outstanding	%	Avg. Rating (7)
U.S. public finance
General obligation	$532	$192	$11,965	11.7%	A+
Tax backed	647	589	10,671	10.4%	A+
Municipal utilities	67	350	10,378	10.1%	A+
Transportation	386	58	6,407	6.3%	A
Healthcare	273	250	6,003	5.9%	A
Investor-owned utilities	56	13	1,431	1.4%	A-
Higher education	81	11	1,177	1.1%	A
Housing	12	70	1,148	1.1%	AA-
Structured municipal (1)	—	—	829	0.8%	AAA
Other public finance (2)	39	35	760	0.7%	A
Total U.S. public finance	$2,093	$1,568	$50,769	49.5%	A+

U.S. structured finance
CDOs (3)	$2,827	$1,818	$20,270	19.8%	AAA
Mortgage-backed and home equity	2,112	5,972	9,847	9.6%	A+
Commercial receivables (4)	213	34	4,358	4.3%	AA-
Consumer receivables (5)	344	16	2,413	2.4%	A
Other structured finance (6)	87	5	1,689	1.6%	AA
Single name corporate CDS	—	—	1	—	AAA
Total U.S. structured finance	$5,583	$7,845	$38,578	37.7%	AA

International
Structured finance	$2,322	$280	$8,202	8.0%	AA-
Project finance/PFI/PPP	402	66	3,617	3.5%	A-
Public finance	105	3	1,299	1.3%	A-
Total international	$2,829	$349	$13,118	12.8%	A+

Total exposures	$10,505	$9,762	$102,465	100.0%	AA-

Mortgage guaranty risk in force	$—	$271	$2,332	NA	NA

(1)  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)  Other public finance: primarily includes student loans and government-sponsored project finance.

(3)  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5)  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	December 31, 2005		December 31, 2004
	Net Par		Net Par
Ratings (1)	Outstanding	%	Outstanding	%
AAA/Aaa	$34,492	33.7%	$29,696	31.1%
AA/Aa	19,978	19.5%	19,856	20.8%
A/A	30,258	29.5%	31,393	32.8%
BBB/Baa	16,405	16.0%	13,137	13.7%
Below investment grade	1,332	1.3%	1,509	1.6%
Total exposures	$102,465	100.0%	$95,592	100.0%

Distribution by ratings of CDO exposure

	December 31, 2005		December 31, 2004
	Net Par		Net Par
Ratings (1)	Outstanding	%	Outstanding	%
AAA/Aaa	$19,615	85.3%	$12,975	75.2%
AA/Aa	2,800	12.2%	2,784	16.1%
A/A	326	1.4%	1,155	6.7%
BBB/Baa	189	0.8%	216	1.3%
Below investment grade	63	0.3%	116	0.7%
Total exposures	$22,993	100.0%	$17,246	100.0%

Distribution of CDOs by year of issue as of December 31, 2005

	Net Par
	Outstanding	%
2000 and prior	$651	2.8%
2001	3,668	16.0%
2002	4,096	17.8%
2003	3,581	15.6%
2004	1,457	6.3%
2005	9,178	39.9%
2006 year to date	362	1.6%
	$22,993	100.0%

(1)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile

(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of December 31, 2005

	Net Par
	Outstanding	%
U.S.:
California	$7,258	7.1%
New York	5,593	5.5%
Texas	3,431	3.3%
Illinois	3,092	3.0%
Florida	2,670	2.6%
Massachusetts	2,626	2.6%
New Jersey	2,282	2.2%
Pennsylvania	2,230	2.2%
Washington	1,952	1.9%
Puerto Rico	1,593	1.6%
Other states	18,042	17.5%
Mortgage and structured (multiple states)	38,578	37.7%
Total U.S.	$89,347	87.2%

International:
United Kingdom	$7,502	7.3%
Australia	890	0.9%
Turkey	503	0.5%
Ireland	423	0.4%
Germany	365	0.4%
Other	3,435	3.3%
Total International	$13,118	12.8%

Total exposures	$102,465	100.0%

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of December 31, 2005

(dollars in millions)

Non-Investment Grade Exposures by:	Weighted Average	Net Par	Average
Asset Type	Remaining Life	Outstanding	Rating (6)

Public finance
Transportation	19.5	$228.4	B
Healthcare	10.5	23.5	BB-
General obligation	9.7	10.4	B
Other public finance (1)	16.3	3.4	D
Investor-owned utilities	15.2	8.3	BB
Municipal utilities	10.0	14.3	CC
Tax backed	13.0	78.5	B
Housing	11.4	4.3	B+
Project Finance / PPI / PPP	15.3	203.3	B+
Total public finance	16.2	$574.4	B

Structured finance
Consumer receivables (2)	2.7	$241.7	BB
Mortgage-backed and home equity	10.4	155.8	CCC+
Commercial receivables (3)	8.8	292.7	B
CDOs (4)	4.5	62.4	B+
Other structured finance (5)	4.3	6.3	D
Total structured finance	6.8	$758.9	B+

Total non-investment grade exposures	10.8	$1,333.3	B+

Top Ten Non-Investment Grade Exposures as of December 31, 2005

Name or Description	Average Rating	Weighted Average Remaining Life	Net Par Outstanding
Public Finance Domestic Project Finance Transaction	B	20.9	$176
Public Finance International Project Finance Transaction (7)	B	16.8	170
Structured Finance Domestic Credit Card Transaction (8)	BB	2.9	149
Structured Finance Domestic EETC Transaction (9)	B+	8.0	144
Structured Finance Domestic Credit Card Transaction (10)	BB+	2.4	79
Structured Finance Domestic EETC Transaction (11)	B-	9.0	66
Structured Finance Domestic Manufactured Housing Transaction (12)	CC	6.2	54
International Airport Facility	BB	7.1	34
Public Finance Domestic Tax Backed Transaction	B	11.9	29
Public Finance Domestic Transportation Transaction	BB+	12.4	28
Total	B+	11.0	$929

(1)     Other public finance: primarily includes student loans and government-sponsored project finance.

(2)     Consumer receivables: principally includes auto loan receivables and credit card receivables.

(3)     Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(4)     Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(5)     Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(6)     Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(7)     Exposure comprised of four series: $117.7 million rated ‘B’, $26.5 million rated ‘BB-’, $5.3 million rated ‘BB-’, and $20 million rated ‘CCC+’.

(8)     Exposure comprised of four series: $10.4 million, $37.5 million, $1.3 million, and $99.3 million, all rated ‘BB’.

(9)     Exposure comprised of three series: $75.7 million rated ‘B+’, $25.4 million rated ‘BB+’, $42.9 million rated ‘B’.

(10)   Exposure comprised of two series, one in the amount of $22.5 million rated ‘BB+’ and the other for $56 million rated ‘BB+’.

(11)   Exposure comprised of two series, one in the amount of $51.5 million rated ‘B’ and the other for $14.5 million rated ‘CCC’.

(12)   Exposure comprised of two series, one in the amount of $29.2 million rated ‘D’ and the other for $24.6 million rated ‘CCC’.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net par outstanding by credit monitoring category (1)

	December 31, 2005
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$100,963	98.6%

Closely monitored credits:
Category 1	872	0.9%	36
Category 2	433	0.4%	22
Category 3	131	0.1%	15
Category 4	11	—	11
CMC Total	1,447	1.4%	84

Other below investment grade risk	55	—	103
Total	$102,465	100.0%

	December 31, 2004
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$93,602	97.9%

Closely monitored credits:
Category 1	1,490	1.6%	35
Category 2	165	0.2%	9
Category 3	70	0.1%	16
Category 4	12	—	8
CMC Total	1,737	1.8%	68

Other below investment grade risk	253	0.3%	144
Total	$95,592	100.0%

(1)  Our surveillance department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 2)

as of December 31, 2005

(dollars in millions)

10 Largest U.S. Public Finance Exposures

	Net Par
Revenue Source	Outstanding	Rating(1)
California State General Obligation & Leases	$887	A-
New Jersey State General Obligation & Leases	766	AA-
Long Island Power Authority	700	A-
New York City General Obligation	647	A
Denver Colorado Airport System	620	A
New York City Municipal Water Finance Authority	608	AA+
Chicago Illinois General Obligation	587	A+
Massachusetts State General Obligation & Bay Transportation	580	AA-
Jefferson County Alabama Sewer	578	A
Houston Texas Water & Sewer System	549	A+
Total top 10 public finance exposures	$6,522

10 Largest U.S. Structured Finance Exposures

	Net Par
Revenue Source	Outstanding	Rating(1)
Park Place 2004-MHQ1 Class A-1	$846	AAA
Structured Finance Corporate Pool	781	AAA
Countrywide Home Equity Loan Trust 2005-J Cl 1-A	750	BBB-
Countrywide Home Equity Loan Trust 2005-J Cl 2-A	750	BBB-
Synthetic CDO - IG Corporate	740	AAA
Synthetic CDO - IG ABS	594	AAA
Synthetic CDO - IG Corporate	551	AAA
Ameriquest Mortgage Inc. 2004-R10 A-1	550	AAA
Synthetic CDO - IG Corporate	546	AAA
Argent Securities Inc. 2004-W11 A-1	504	AAA
Total top 10 structured finance exposures	$6,612

(1)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 2)

as of December 31, 2005

(dollars in millions)

10 Largest Healthcare Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)	State
Public Finance Domestic Hospital System	$185	A+	TX
Public Finance Domestic Hospital System	149	A-	CA
Public Finance Domestic Hospital System	148	AA	MO
Public Finance Domestic Hospital System	130	AA-	CA
Public Finance Domestic Hospital System	116	A+	PA
Public Finance Domestic Hospital System	110	BBB	MD
Public Finance Domestic Hospital System	108	BBB+	NJ
Public Finance Domestic Hospital - Stand Alone	102	AA	TX
Public Finance Domestic Hospital System	98	BBB+	MN
Public Finance Domestic Hospital - Stand Alone	84	BBB+	PA
Total top 10 healthcare exposures	$1,230

10 Largest International Exposures

	Net Par
Revenue Source	Outstanding	Rating(1)
Synthetic - International Mortgage Backed Securities	$1,102	AAA
Stichting Profile Securitisation I	602	AAA
Synthetic CDO - IG ABS	563	AAA
Synthetic CDO - IG Corporate	500	AAA
Orkney Re II, PLC Floating Rate Notes	423	A-
International Whole Business Securitization	276	BBB+
International Project Finance Transaction	260	AAA
International Equipment Lease Transaction	225	A
International Water and Sewer Transaction	190	BBB+
Dekania Europe CDO I PLC	185	AAA
Total top 10 international exposures	$4,326

(1)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

(2) Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of December 31, 2005			As of December 31, 2004
	AGC	AG Re (1)	Consolidated	AGC	AG Re (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$234	$356	$590	$406	$186	$592
Contingency reserve	598	—	598	518	—	518
Policyholders’ surplus	256	691	947	237	596	833
Loss & loss adjustment expense reserves (3)	21	26	47	32	15	47
Total policyholders’ surplus & reserves	$1,110	$1,073	$2,182	$1,193	$797	$1,990

Claims paying resources
Policyholders’ surplus	$256	$691	$947	$237	$596	$833
Contingency reserve	598	—	598	518	—	518
Qualified statutory capital	855	691	1,545	755	596	1,351
Unearned premium reserve (2)	234	356	590	406	186	592
Loss & loss adjustment expense reserves (3)	21	26	47	32	15	47
Total policyholders’ surplus & reserves	1,110	1,073	2,182	1,193	797	1,990
Present value of installment premium	254	174	428	268	132	400
Standby line of credit/stop loss	455	—	455	255	—	255
Total claims paying resources	$1,819	$1,247	$3,065	$1,716	$929	$2,645

Net par insured outstanding	$52,659	$49,806	$102,465	$74,001	$21,590	$95,592
Net debt service outstanding	$70,769	$74,925	$145,694	$105,831	$30,288	$136,120

Ratios:
Net par insured to statutory capital	62:1	72:1	66:1	98:1	36:1	71:1
Capital ratio (4)	83:1	108:1	94:1	140:1	51:1	101:1
Financial resources ratio (5)	39:1	60:1	48:1	62:1	33:1	51:1

(1)  AG Re numbers are our estimate of US statutory as the company files Bermuda statutory financial statements.

(2)  Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

(3)  Loss & loss adjustment reserves for AG Re is U.S. GAAP based and net of reinsurance recoverable and portfolio reserves.

(4)  Capital ratio is net par and interest insured divided by qualified statutory capital.

(5)  Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

	Year Ended December 31,
	2005	2004	2003	2002	2001	2000
GAAP Summary Income Statement Data

Gross premiums written	$252.1	$190.9	$349.2	$417.2	$442.9	$206.0
Net earned premiums	198.7	187.9	310.9	247.4	293.5	140.7
Net investment income	96.8	94.8	96.3	97.2	99.5	98.1
Total expenses	64.9	114.6	266.1	218.8	282.8	131.8
Income before provision for income taxes	229.6	233.3	246.2	83.2	110.1	118.1
Net income	188.4	182.8	214.5	72.6	63.8	93.2
Operating income	190.0	141.1	127.3	115.7	96.1	87.6

Net income per diluted share	$2.53	$2.44	$2.86	$0.97	$0.85	$1.24
Operating income per diluted share	$2.55	$1.88	$1.70	$1.54	$1.28	$1.17

Financial Ratios
Loss and LAE ratio	-35.0%	-17.0%	46.5%	48.6%	60.5%	21.6%
Expense ratio	58.9%	65.4%	37.2%	35.5%	30.6%	61.2%
Combined ratio	23.9%	48.4%	83.7%	84.1%	91.1%	82.8%
GAAP Summary Balance Sheet Data (end of period)

Total investments and cash	$2,256.0	$2,157.9	$2,222.1	$2,061.9	$1,710.8	$1,549.6
Total assets	2,676.5	2,694.0	2,857.9	2,719.9	2,322.1	1,913.7
Unearned premium reserves	537.1	521.3	625.4	613.3	500.3	444.6
Loss and LAE reserves	121.2	226.5	522.6	458.8	401.1	171.0
Long-term debt	197.3	197.4	75.0	75.0	150.0	150.0
Shareholders’ equity	1,661.5	1,527.6	1,437.6	1,257.2	1,061.6	994.5
Book value per share	$22.22	$20.19	$19.17	$16.76	$14.15	$13.26
Other Financial Information
Net debt service outstanding (end of period)	$145,694	$136,120	$130,047	$124,082	$117,909	$102,744
Net par outstanding (end of period)	102,465	95,592	87,524	80,394	75,249	65,756
Gross par outstanding (end of period)	105,258	98,221	90,366	83,067	79,883	67,730

Consolidated qualified statutory capital	1,545	1,351	1,216	1,133	1,095	1,004
Consolidated policyholders’ surplus & reserves	2,182	1,990	2,238	1,931	1,664	1,474

Ratios:
Par insured to statutory capital	66:1	71:1	72:1	71:1	69:1	66:1
Capital ratio(1)	94:1	101:1	107:1	110:1	108:1	102:1
Financial resources ratio(2)	48:1	51:1	45:1	41:1	52:1	57:1

Debt service written:
Public finance	$15,350	$14,493	$12,130	$14,312	$8,694	$7,385
Structured finance	20,438	16,477	11,038	13,210	12,627	9,054
Total debt service written	$35,788	$30,970	$23,168	$27,522	$21,321	$16,439

U.S.	$30,059	$27,073	$19,346	$25,453	$19,196	$15,451
International	5,729	3,897	3,822	2,069	2,125	988
Total debt service written	$35,788	$30,970	$23,168	$27,522	$21,321	$16,439

(1)  Capital ratio is net par and interest insured divided by qualified statutory capital.

(2)  Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) PVP, which is a non-GAAP financial measure, represents gross premiums and fees related to financial guaranty and mortgage guaranty contracts written in the current period, including upfront and installment premiums received on contracts written in the current period and the present value of estimated future installment premiums, discounted at 6% per year.   We use 6% as the present value discount, because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.  Present value of estimated future installment premiums, which is a non-GAAP financial measure, represents our estimated future premiums on our in-force book of installment premium business in our financial guaranty direct, financial guaranty reinsurance and mortgage guaranty segments. It is calculated net of reinsurance ceded and using a discount rate of 6%. We believe PVP and present value of estimated future installment premiums are useful measures for management, equity analysts and investors because they permit the evaluation of the value of new business production for Assured Guaranty by taking into account the value of installment premiums on new contracts underwritten in a reporting period, which the GAAP gross premiums written does not adequately measure.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  Operating ROE represents operating income as a percentage of average shareholder’s equity, excluding accumulated other comprehensive income (AOCI).  We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.  We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for net income determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is derived by beginning with shareholder’s equity (book value) and adding or subtracting the after-tax value of the financial guaranty and mortgage guaranty unearned premium reserve net of prepaid reinsurance premiums and deferred acquisition costs and the after-tax value of the present value of estimated future installment premiums (discounted at 6%), net of reinsurance.  The adjustments described above will be realized in future periods, but may differ materially from the amounts used in determining current estimated adjusted book value due to changes in market interest rates, refunding activity, pre-payment speeds and other factors that managment cannot control or predict.  Management, investors and analysts use the calculation of adjusted book value to evaluate the net present value of the Company’s in-force premium and capital base.

Contacts:

Equity investors and media
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Assistant Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed income investors
Patrick Early
Director, Fixed Income Investor Relations
(212) 408 6043
pearly@assuredguaranty.com

Assured Guaranty Ltd.	Michael Walker
30 Woodbourne Avenue	Director, Fixed Income Investor Relations
Hamilton HM 08 Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com